Second Quarter  Update 2025

2 Important  Information Caution Regarding Forward‐Looking Statements  This presentation contains certain forward‐looking  statements within the meaning of Section 21E of the  Securities Exchange Act of 1934 and the Private  Securities Litigation Reform Act of 1995, including those  regarding First Bancorp's expectations or predictions of  future financial or business performance or conditions.  The forward‐looking statements are inherently subject to  risks and uncertainties.  Forward‐looking statements are  typically identified by words such as "believe," "expect,"  "anticipate," "intend," "target," "estimate," "continue,"  "positions," "prospects" or "potential," by future  conditional verbs such as "will," "would," "should,"  "could" or "may", or by variations of such words or by  similar expressions. Such forward‐looking statements  include, but are not limited to, statements about future  financial and operating results, expected cost savings,  expected impact on future earnings, the Company's  plans, objectives, expectations and intentions and other  statements that are not historical facts. These forward‐ looking statements are subject to numerous  assumptions, risks and uncertainties which change over  time. Forward‐looking statements speak only as of the  date they are made and you are cautioned not to place  undue reliance on any forward‐looking statements. We  assume no duty to update forward‐looking statements.  In addition to factors previously disclosed in First  Bancorp’s reports filed with the Securities and Exchange  Commission (“SEC”), including without limitation its  Annual Reports on Form 10‐K, its Quarterly Reports on  Form 10‐Q, and its Current Reports on Form 8‐K, the  following factors, among others, could cause actual  results to differ materially from forward‐looking  statements: the financial success or changing strategies  of the Company’s customers; the Company’s level of  success in integrating acquisitions; actions of  government regulators; the level of market interest  rates; success and timing of business initiatives;  competitive conditions; the inability to realize cost  savings or revenues; the impact, extent and timing of  technological changes;  capital management activities;  and general economic conditions. Non‐GAAP Measures This presentation contains financial information,  performance measures and statements that include non‐ GAAP (Generally Accepted Accounting Principles)  measures and should be read along with related  earnings releases and Forms 10‐Q/K for the respective  quarters and period ends, which provide a reconciliation  of non‐GAAP measures to GAAP measures. Management  believes that these non‐GAAP measures provide  additional useful information that allows readers to  evaluate the ongoing performance of First Bancorp. Non‐ GAAP measures should not be considered as an  alternative to any measure of performance or financial  condition as determined in accordance with GAAP, and  investors should consider the Company’s performance  and financial condition as reported under GAAP and all  other relevant information when assessing the  performance or financial condition of First Bancorp.  Non‐GAAP measures have limitations as analytical tools,  and investors should not consider them in isolation or as  a substitute for analysis of the Company’s results or  financial condition as reported under GAAP.

3 Bank Holding Company First Bancorp Subsidiary Bank First Bank Headquarters Southern Pines, North Carolina Established 1935 as Bank of Montgomery Assets $12.6 billion Loans $8.2 billion Deposits $10.8 billion Branches * 113 in NC & SC Employees * 1,380 full‐time equivalent employees Ranking 4th largest bank headquartered in NC (largest community bank) Market Capitalization # $1.9 billion – Ticker FBNC Stock Market/Indices NASDAQ Global Select Market, S&P SmallCap 600 Index, Russell 2000 Daily Average Trading Volume # 177,000 shares  Insider Ownership # 1.82% Institutional Ownership # 69.02% Member of Russell 2000 Yes * Data is as of 6/30/25 # Data is as of 7/21/25 Company Overview

4 Our Core Values To be the best community bank in every  community we serve and through every  delivery channel we offer. Safety and  Soundness We ensure long term  financial stability by  enhancing trust and  confidence and  providing a safe  environment. Knowledge and  Accuracy Employ the best  associates and ensure  all are well trained,  establish quality  standards and hold  each other  accountable. Courteous Service We treat customers  and associates with  respect, communicate  effectively, and  celebrate our unique  contributions Convenience and  Ease Our customers choose  when, where and how  they do business with  us. Our Mission Our Footprint

5 National  Recognition KBW Bank  Honor Roll Top 4% of Banks Over $500  million in Assets ‐ 2022 Included for the first time  in a select group of 14  banks (4% of banking  industry over $500 million)  for increasing earnings per  share for each of the past  10 years.  #1 Best Employer in  North Carolina  – 2023 and 2024 First Bank has formally  been named the NUMBER  ONE BEST EMPLOYER in  North Carolina, in the  extra‐large employer  category, by Business NC  for the last two years.  S&P Global – Top 10  Public Banks  Ranked 10th in  performance of all public  banks over $10 billion in  assets for 2022.   Forbes ‐ Best In‐ State Banks  Recognition  – 2019, 2020, 2021, 2024 Ranked 1st or 2nd in North  Carolina. Based on customer survey  on satisfaction and the  following attributes: • Trust • Terms & Conditions • Branch Services • Digital Services • Financial Advice

6 Q2 2025 Highlights Q2 2025 Q1 2025 CHANGE Net income (1) $38.6 million $36.4 million $2.2 million Provision for Credit Losses (1) $2.2 million $1.1 million $1.1 million Diluted EPS (1) $0.93  $0.88  $0.05 Return on Average Assets 1.24% 1.21% +3 bps Return on Average Common Equity  10.11% 10.06% +5 bps Return on Average Tangible Common Equity (2) 15.25% 15.54% ‐29 bps Net Interest Margin (3) 3.32% 3.25% +7 bps Loan Yield 5.53% 5.52% +1 bps Total Cost of Deposits 1.43% 1.46% ‐3 bps Total Cost of Funds 1.48% 1.51% ‐3 bps 1. Q1 25 and Q2 25 include reductions of credit reserves for Hurricane Helene of $2.0 million pre‐tax, or $0.04 per share after‐tax and $3.5 million pre‐tax, or $0.06 per share after‐ tax, respectively. 2. Annualized net income divided by: average common shareholders’ equity less average total intangible assets, net.  3. Net‐interest income divided by average earning assets.

Q2 2025 Summary

"We are very pleased with the Bank's performance halfway through this year."

Richard H. Moore,
First Bancorp Chairman and CEO

Earnings	• 2Q 25 net income of $38.6 million • ROA of 1.24% (highest since Q4 22) • ROCE of 10.11% • ROTCE 15.25% • Diligent expense control resulting in $59.0 million of Noninterest Expenses
Margin	• NIM increased 7 basis points to 3.32% • Net Interest Income +$3.8 million to $96.7 million • Loan Yield +1bp to 5.53% • Securities yield of 2.41% (+13 bps) • Total Cost of Deposits -3bps to 1.43%
Balance Sheet	• Total assets +$172.0 million • Loan growth of $122.6 million • Invested $127.0 million in securities • Deposit growth of $85.7 million
Credit	• ACL coverage ratio of 1.47% • Annualized net charge-offs of 0.06% ($1.2 million) • Reduced foreclosed real estate by $3.5 million • Helene credit reserves down $3.5 million to $7.5 million • NPA/Assets ratio remains low at 0.28%
Capital	• Capital position remains strong – o Tangible Common Equity Ratio 8.83% (+28 bps) o CET 1 Ratio 14.59%[1] (+7bps) o Total Risk-Based Capital 16.85%[1] (+5bps) o C&D and CRE concentration ratios within target range • Book value of $37.53 per share, (+ $1.07) • Tangible book value of $25.82 per share, (+ $1.13)

$38.6 million Net income	
$0.93 Diluted EPS	
3.32% NIM	**$96.7 million** Net Interest Income
52.9% Efficiency ratio	**1.24%** Return on average assets
$122.6 million, or +6.1% Linked quarter loan growth	**$85.7 million, or +3.2%** Linked quarter deposit growth
1.47% ACL ratio	**14.59%[1]** CET1 ratio

FIRST BANK

7

8 3.31% 3.08% 2.97% 2.88% 2.80% 2.87% 2.90% 3.08% 3.27% 3.32% 3.18% 2.95% 2.86% 2.78% 2.69% 2.77% 2.82% 2.99% 3.19% 3.26% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Reported Core Net Interest Margin (tax‐equivalent) Net interest margin is calculated by dividing tax‐ equivalent net interest income by average earning  assets. Core net interest margin excludes accretion from  purchase accounting loan discounts

9 Margin Trends 3.23% 3.27% 3.26% 3.32% 3.33% 3.30% 3.25% 3.32% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% January 2025 February 2025 March 2025 April 2025 May 2025 June 2025 1st Quarter 2025 2nd Quarter 2025 Net Interest Margin 3.25% 3.30% 3.29% 3.32% 3.33% 3.30% 3.27% 3.32% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% January 2025 February 2025 March 2025 April 2025 May 2025 June 2025 1st Quarter 2025 2nd Quarter 2025 NIM – T/E

10 Loan Yields 5.22% 5.26% 5.32% 5.39% 5.45% 5.51% 5.51% 5.47% 5.52% 5.53% 5.03% 5.08% 5.16% 5.25% 5.30% 5.37% 5.39% 5.34% 5.41% 5.44% 4.90% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Stated  Core

11 Asset Yield Trends 2.30% 2.26% 2.29% 2.36% 2.43% 2.44% 2.28% 2.41% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% January 2025 February 2025 March 2025 April 2025 May 2025 June 2025 1st Quarter 2025 2nd Quarter 2025 Total Securities 4.63% 4.67% 4.66% 4.70% 4.70% 4.68% 4.65% 4.69% 4.00% 4.10% 4.20% 4.30% 4.40% 4.50% 4.60% 4.70% 4.80% January 2025 February 2025 March 2025 April 2025 May 2025 June 2025 1st Quarter 2025 2nd Quarter 2025 Interest Earning Assets 5.51% 5.54% 5.50% 5.55% 5.53% 5.51% 5.52% 5.53% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% January 2025 February 2025 March 2025 April 2025 May 2025 June 2025 1st Quarter 2025 2nd Quarter 2025 Total Loans, Fees, & Accretion

12 Cost of Funds and Total Cost of Deposits 0.94% 1.29% 1.46% 1.64% 1.79% 1.81% 1.81% 1.62% 1.51% 1.48% 0.75% 1.08% 1.27% 1.41% 1.56% 1.72% 1.76% 1.57% 1.46% 1.43% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Cost of Funds Deposits

13 Deposit Cost 2.15% 2.14% 2.14% 2.13% 2.13% 2.15% 2.14% 2.14% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 2.10% 2.20% January 2025 February 2025 March 2025 April 2025 May 2025 June 2025 1st Quarter 2025 2nd Quarter 2025 Interest Bearing Deposits 1.47% 1.46% 1.45% 1.43% 1.43% 1.44% 1.46% 1.43% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 1.45% 1.50% January 2025 February 2025 March 2025 April 2025 May 2025 June 2025 1st Quarter 2025 2nd Quarter 2025 Total Cost of Deposits

14 Strong Capital Levels First Bancorp maintains strong capital  levels with continued growth in every  measure from Q1 2025 to Q2 2025. Capital levels afford management  strategic flexibility. Capital Ratios 8.55% 11.41% 14.52% 15.34% 16.80% 8.83% 11.45% 14.62% 15.42% 16.87% 4.00% 7.00% 8.50% 10.50% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% TCE Tier 1 Leverage Capital Common Equity Tier 1 Tier 1 Capital Total Capital 3/31/2025 6/30/2025 Minimum 28 bps 4 bps 10 bps 8 bps 7 bps Capital ratios for Q2 2025 are preliminary and subject to change.

15 $10,488  $10,505  $10,531  $10,745  $10,830  1.72% 1.76% 1.57% 1.46% 1.43% 2.54% 2.59% 2.31% 2.14% 2.14% 5.50% 5.00% 4.50% 4.50% 4.50%  $7,000  $7,500  $8,000  $8,500  $9,000  $9,500  $10,000  $10,500  $11,000 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2Q '24 3Q '24 4Q '24 1Q '25 2Q '25 Deposits Total cost of deposits Interest bearing deposits Fed funds Strong Deposit  Franchise Supported  by Attractive  Markets Total deposits ended at $10.8 billion, an  increase of $86 million for the quarter, or  3% annualized. Brokered deposits remain  minimal at June 30, 2025 at $10 million.    Management has controlled Total Cost of  Deposit, with total cost of deposits  decreasing 3 basis points in Q2 2025  after an 11 basis points decrease in Q1  2025 and a 19 basis point decrease in Q4  2024. Deposits End‐of‐Period ($ in millions)

16 Granular, Diverse  and Relationship‐ focused Customer  Funding Base The Company benefits from a granular  deposit franchise, with the top twenty  depositors representing approximately 7%  of total deposits. Consumer deposits represent 42% of total  deposits. Business deposits represent 58% of total  deposits. Uninsured and uncollateralized deposits  represent approximately 34% of total  deposits. Deposits End‐of‐Period ($ in millions) 9% 9% 9% 8% 8% 1% 0% 0% 0% 0% 40% 40% 41% 41% 41% 5% 5% 5% 5% 5% 13% 14% 13% 14% 13% 32% 32% 32% 32% 33% 2Q '24 3Q '24 4Q '24 1Q '25 2Q '25 Time deposits Brokered Money market Savings NOW Nonint trans accts $10,488 $10,505 $10,531 $10,745 $10,830

17 Allowance for Credit Losses – 6/30/25 Loans  Outstanding Allowance for Credit  Losses (ex Hurricane  Helene) Allowance for Credit  Losses (Hurricane  Helene) % of Loans  Outstanding Commercial and industrial $ 911,227 $ 18,267 $  239 2.03% Construction, development & other land loans 633,529 8,167 493 1.37% Commercial real estate ‐ owner occupied 1,254,596 19,968 778 1.65% Commercial real estate ‐ non owner occupied 2,758,629 22,419 2,006 0.89% Multi‐family real estate 509,419 4,433 312 0.93% Residential 1‐4 family real estate 1,731,397 32,632 3,151 2.07% Home equity loans/lines of credit 355,876 2,924 521 0.97% Consumer loans 70,137 4,235 0 6.04% Unamortized net deferred loan costs (fees) 840 Total loans $ 8,225,650 $ 113,045 $ 7,500 1.47%

18 Asset Quality Trends 1.36% 1.53% 1.51% 1.49% 1.47% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 ACL / Loans 0.28% 0.29% 0.30% 0.27% 0.28% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Nonperforming Asset Ratio 0.07% 0.11% 0.04% 0.17% 0.06% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Annualized Net Charge Offs 0.41% 0.43% 0.39% 0.36% 0.42% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Nonperforming Loan Ratio

19 Noninterest Expense  (Dollars in thousands) Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Salaries, incentives and commissions expense $27,642 $27,809 $29,995 $28,447 $28,661 $29,005 Employee benefit expense 6,269 6,703 6,495 6,702 6,095 6,187 Total personnel expense 33,911 34,512 36,450 35,149 34,756 35,192 Occupancy and equipment expense 6,075 4,877 4,883 4,700 5,192 5,195 Intangibles amortization expense 1,759 1,669 1,613 1,563 1,516 1,468 Other operating expenses 17,442 17,233 16,903 16,867 16,429 17,128 Total noninterest expenses $59,187 $58,291 $59,850 $58,279 $57,893 $58,983 $59,187  $58,291  $59,850  $58,279  $57,893  $58,983  63.4% 61.0% 61.0% 56.5% 54.3% 52.9% 45% 50% 55% 60% 65% $45,000 $47,500 $50,000 $52,500 $55,000 $57,500 $60,000 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Th ou sa nd s Non interest expense Efficiency ratio

20 Investment  Thesis Bank that offers many of the product capabilities found in larger  regional banks but delivers those services with a local  community bank focus • Strong culture • Mobile Banking, Wealth Management, Credit Card, Treasury  Services, and Mortgage Banking Centered in one of the fastest‐growing regions in the U.S. Focused on high growth markets Stable, low‐cost core deposit franchise • Built over 90 years of serving our communities • Strength of rural markets • Q2 2025 Total Cost of Deposits was 1.43% • Minimal wholesale funding Conservative Balance Sheet • Minimal credit risk in investment portfolio • Core funded • In market loan portfolio – almost no participations Market disruptions provide opportunity

21 Valuation Price to Tangible Common  Book Value Chart reflects data available through S&P  Global, and therefore the tangible book  values are as of March 31, 2025 and the  stock prices are as of July 21, 2025 for all  companies presented. Based on 6/30/25 amounts for tangible  common book value ($25.82) and FBNC  stock price ($44.09), the Price to  Tangible Book was 1.71x at that date. Source: S&P Global The above chart reflects the 7/21/2025 closing stock price and 3/31/2025 tangible common book value.  .97x 1.53x 1.6x 1.63x 1.67x 1.68x 1.71x 1.74x 1.92x 2.2x SFST UCB TOWN UBSI FBK ABCB AUB SBCF FBNC FCBC Price / Tangible Common Book Value Median = 1.67X

22 Valuation Price to Earnings Based on SNL Mean Normalized 2025  EPS Estimate of $3.56, the FBNC price to  earnings ratio is 13.35x based on July 21,  2025, closing price for FBNC stock of  $47.52. Source: S&P Global 10.6x 12.x 12.4x 12.5x 13.x 13.3x 13.5x 13.8x 17.5x AUB UBSI UCB ABCB FBK FBNC TOWN SFST SBCF Price / 2025 Consensus EPS ‐ Normalized Median ‐ 13.0x The above chart reflects the 7/21/2025 closing stock price and 2025 EPS Estimate as of that date.

23 North Carolina  & South Carolina Great States for Business High Influx of Population North Carolina is currently the 9th most populous state – • Projected 7th by 2040 – and within 1% of 5th most populated • 4th highest net increase in population in 2024 • Projected to grow 20% over the next 20 years – 5th highest total  growth South Carolina is the 23rd most populous state – • The No. 1 fastest growing state by percentage change in 2023 and  4th fastest in 2024.  5th highest net increase in population in 2023  and 10th highest in 2024. • Projected to increase 18% between 2024 and 2042 America’s Top States for Business • North Carolina ranked No. 1 in America’s Top States for Business – 2022 and  2023 (CNBC), 2022 (Forbes), and Top Five in 2024 (CNBC, Forbes, CEO Magazine,  Business Facilities). • South Carolina has trended up 20 points since 2021 to No. 19 for 2024 (CNBC) • South Carolina’s economy is 12th in the nation (CNBC) Tax‐friendly states – NC is phasing out corporate income tax and SC’s corporate tax  rate is among the lowest in the Southeast North Carolina Pension System – Ranked strongest in the nation by Moody’s Both states have an AAA Bond Rating

24 Service Excellence Standards Convenience and Ease Our customers choose when, where, and how they do business with us. Courteous Service We treat customers and fellow associates with respect, effectively  communicate, and celebrate our unique contributions. Knowledge and Accuracy We employ the best associates and ensure all associates are well trained,  establish quality standards, and hold each other accountable. Safety and Soundness We ensure long term financial stability by enhancing trust and confidence by  providing a safe environment.

25 Corporate  Citizenship

26 Corporate  Citizenship First Bank has long been a committed  partner in the many communities it  serves across the Carolinas. The  following are just some of the  investment areas made over the  recent years. A proud Carolinas community partner  since 1935 Ensuring Equitable Access to Education — Area public schools and community colleges — Communities in schools — STEAM Programs — Summer camps Improving the Lives of Neighbors in Need — HBCU and college scholarships — Literacy programs and book drives — Boys and Girls Club chapters — United Way chapters across the Carolinas — Habitat for Humanity affiliates as volunteers and  with our Habitat Loan Origination Program — Women’s shelters and organizations — Food banks and numerous drives — The American Red Cross — Partnership for Children  — Smart Start — COVID relief funds, meals for  frontline workers, and programs for  victims of domestic violence Promoting Business and Economic Growth — Foundations — Business incubators — Local community economic development  organizations — Entrepreneurship competitions — Small business financial education seminars — Events recognizing local business leaders

27 We treat customers and associates with respect, communicate effectively  and celebrate the unique contributions of each individual. We strive to build  an inclusive organization that represents the communities we serve. Social Responsibility Diversity Council Represent the ideas and concerns of associates regarding diversity and inclusion  and ensure all efforts align with Our Promise to Service Excellence Serve as a communication channel, providing advice and assistance to leadership  in promoting respect, inclusion, opportunity and community in our workplace Create a work environment that demonstrates all views are respected and  provides equal access to opportunities for growth and advancement Ensure all open positions have a diverse pool of candidates, and our job  requirements align with the markets we serve • Established recruiting relationships with North Carolina HBCUs • Joined NCWorks to improve visibility of open positions Diversity and Inclusion We provide financial education resources and tools to help members of our  communities build brighter financial futures. Financial Wellness Teach Children to Save First Bank is an active participant in the American Bankers Association’s Teach Children to Save  efforts, with associates making more than 185 visits to schools across the Carolinas and the  bank matching those visits with $172,000 in donations. First@Work Through the Bank’s First@Work program, Bank associates offer in‐person and online financial  education seminars for employees at local businesses and at events in their communities. Educational Resources First Bank maintains many educational resources covering a range of topics like personal  finance, budgeting, starting a business, buying a home, and understanding a credit score.  These are frequently and widely shared through the Bank’s social media channels, including  Facebook, Twitter, LinkedIn, and Instagram. The Learning Lab Built specifically for teens ages 12‐18, the Learning Lab online modules provide financial  education through fun, game‐like scenarios on a variety of topics, including budgeting, savings,  and investing.

28 Thank you!